PROPERTY AND EQUIPMENT, NET	12 Months Ended
Aug. 31, 2013
Property And Equipment Net
PROPERTY AND EQUIPMENT, NET
NOTE 3 – PROPERTY AND EQUIPMENT, NET

Property and equipment consist of office furniture, equipment and vehicles.  The property and equipment are depreciated using the straight-line method over their estimated useful life of 3-20 years.  Our fixed assets consist of the following:

	August 31, 2013	August 31, 2012
Furniture & office equipment	$85,889	$111,582
Vehicles	105,299	105,299
Computers & software	48,071	56,176
Field equipment	71,396	73,953
Total cost basis	310,655	347,010
Less: Accumulated depreciation	(162,438)	(96,101)
Property & equipment, net	$148,217	$250,909

Depreciation expense for the years ending August 31, 2013 and 2012 was $86,272 and $84,838, respectively.